                         [ERNST & YOUNG LLP LETTERHEAD]

                                                                      EXHIBIT 10


                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report on Security First Life Insurance Company and Subsidiaries dated February 11, 1998 and Security First Life Separate Account A dated April 17, 1998 in the Registration Statement (Form N-4, post-effective amendment number 30 under the Securities Act of 1933 and amendment number 100 under the Investment Company Act of 1940) and related Prospectus and Statement of Additional Information of Security First Life Separate Account A.



                                               /s/ ERNST & YOUNG LLP

                                               Ernst & Young LLP



Los Angeles, California
December 8, 1998